SCHEDULE 14A INFORMATION
                Proxy  Statement Pursuant to Section 14(a)
                  of the Securities Exchange Age of 1934



Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

/X/  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(6)(2)

/ /  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                 Housecall Medical Resources, Inc.
         ------------------------------------------------
         (Name of Registrant as Specified in Its Charter)


            ------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1)(4) and 0-11.

/ / (1) Title of each class of securities to which transaction applies:

     ----------------------------------------------------------

     (2) Aggregate number of class of securities to which transaction applies:

     ----------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------

                HOUSECALL MEDICAL RESOURCES, INC.
                       1000 Abernathy Road
                     Building 400, Suite 1825
                      Atlanta, Georgia 30328

                      -------------------------

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD MAY 1, 1997

                      -------------------------

To the Shareholders of
Housecall Medical Resources, Inc.:

     Notice is hereby given that a Special Meeting of Shareholders of Housecall Medical Resources, Inc. will be held at 1:00 p.m., Eastern Time, on Thursday, May 1, 1997, at 1000
Abernathy Road, Building 400, 3rd Floor, Conference Room C,
Atlanta, Georgia 30328 for the following purposes:

     To approve an amendment and restatement of the Company's 1996 Stock Option and Restricted Stock Purchase Plan (the "1996 Plan") to increase the number of shares of Common Stock, from 500,000 to 1,300,000, that may be issued pursuant to the 1996 Plan.

     Such other matters as may properly come before the special meeting and any adjournment or postponement thereof.

     Only shareholders of record on April 14, 1997, are entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.


                                       BY ORDER OF THE BOARD OF DIRECTORS,



                                       Peter J. Bibb
April 17, 1997                         SECRETARY


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, DATE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE SPECIAL MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                         PROXY STATEMENT
                       Dated April 17, 1997
              For a Special Meeting of Shareholders
                      To be Held May 1, 1997


     This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Housecall Medical Resources, Inc. ("Housecall" or the "Company") for use at a Special Meeting of Shareholders ("Special Meeting") to be held on Thursday, May 1, 1997, including any postponement, adjournment, or adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting. Management intends to mail this Proxy Statement and the accompanying form of proxy to shareholders on or about April 17, 1997.

     Only shareholders of record at the close of business on April 14, 1996 (the "Record Date"), are entitled to notice of and to vote in person or by proxy at the Special Meeting. As of the Record Date, there were 10,276,781 shares of common stock, $.01 par value per share ("Common Stock"), of Housecall outstanding and entitled to vote at the Special Meeting. The presence of a majority of such shares is required, in person or by proxy, to constitute a quorum for the conduct of business at the Special Meeting. Each share is entitled to one vote on any matter submitted for vote by the shareholders.

     Proxies in the accompanying form, duly executed and returned to the management of the Company, and not revoked, will be voted at the Special Meeting. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by delivery of a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Special Meeting and voting in person.

     Proxies that are executed but which do not contain any specific instructions will be voted for the approval of the amendment and restatement of the Company's 1996 Stock Option and Restricted Stock Purchase Plan, as described below (the "Amended and Restated Plan") (the original Plan and the Amended and Restated Plan are sometimes collectively referred to herein as the "Plan"), and, in the discretion of the persons appointed as proxies, on any other matter that may properly come before the Special Meeting or any postponement, adjournment or adjournments thereof, including any vote to postpone or adjourn the Special Meeting.


           APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
     THE 1996 STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN
                           (PROPOSAL 1)


SUMMARY AND PURPOSE OF AMENDMENT

     The Board of Directors voted to amend and restate the original Plan on March 14, 1997 to increase the shares of Common Stock authorized for issuance under the Plan from 500,000 shares to 1,300,000 shares, subject to shareholder approval. The Amended and Restated Plan, if approved by the shareholders, will be effective as of such date. In all other respects, the terms of the Amended and Restated Plan are the same as those of the original Plan.

     The Board of Directors believes that the Plan plays an integral role in the ability of the Company to attract and retain key employees and directors and to provide incentives for such persons to promote the financial success of the Company. Because almost all shares available for issuance under the Plan are the subject of options that have been granted, the number of shares authorized for issuance pursuant to the Plan must be increased to allow the Board to grant further awards under the Plan. In the opinion of the Board of Directors, an increase in the number of shares to 1,300,000 is necessary to give the Company a sufficient amount of shares to meet anticipated needs for options or stock grants under the Plan to be able to attract, retain, and motivate key employees.

     The following description of the material features of the Plan is a summary and is qualified in its entirety by reference to the Plan, a copy of which will be provided to any shareholder upon written request to the Company.

DESCRIPTION OF AWARDS

     Awards granted under the Plan may be "incentive stock options" ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("IRC"), "nonqualified stock options" ("NSOs"), or shares of Common Stock subject to terms and conditions set by the Board of Directors ("restricted stock awards"). ISOs may be granted only to full-time employees (including officers) of the Company or its subsidiaries. NSOs and restricted stock awards may be granted to any person employed by or performing services for the Company or its subsidiaries, including directors.

     ISOs are subject to certain limitations prescribed by the IRC, including the requirement that such options may not be granted to employees who own more than 10% of the combined voting power of all classes of voting stock (a "principal shareholder") of the Company, unless the option price is at least 110% of the fair market value of the Common Stock subject to the option. In addition, an ISO granted to a principal shareholder may not be exercisable more than five years from its date of grant. The Compensation Committee of the Board of Directors of the Company (or the full Board) otherwise generally has discretion to set the terms and conditions of options and restricted stock awards, including the term, exercise price, and vesting conditions, if any; to select the persons who receive such grants and awards; and to interpret and administer the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Under current tax law, a holder of an ISO under the Plan does not, as a general matter, realize taxable income upon the grant or exercise thereof. (Depending upon the holder's income tax situation, however, the exercise of the ISO may have alternative minimum tax implications). In general, a holder of an ISO will only recognize gain at the time that Common Stock acquired through exercise of the ISO is sold or otherwise disposed of. In that situation, the amount of gain which the optionee must recognize is equal to the amount by which the value of the Common Stock on the date of the sale or other disposition exceeds the option price. If the optionee disposes of the stock after the required holding period -- that is, no earlier than a date which is two years after the date of grant of the option and one year after the date of exercise -- the gain is capital gain income. If disposition occurs prior to expiration of the holding period, the gain is ordinary income, and the Company is entitled to a tax deduction equal to the amount of income recognized by the optionee.

   An optionee will not realize income when an NSO option is granted to him or her. Upon exercise of such option, however, the optionee must recognize ordinary income to the extent that the fair market value of the Common Stock on the date the option is exercised exceeds the option price. Any such gain is taxed in the same manner as ordinary income in the year the option is exercised. Thereafter, any additional gain recognized upon the disposition of the shares of stock obtained by the exercise of an NSO will be taxed at capital gains rates, if the employee has held the shares of stock for at least one year after the exercise of the NSO. The Company will not experience any tax consequences upon the grant of an NSO, but will be entitled to take an income tax deduction equal to the amount which the option holder includes in income (if any) when the NSO is exercised.

     The grant of a restricted stock award will not be a taxable event for the holder thereof or result in a tax deduction for the Company at the time of grant. Upon the lapse or termination of any restrictions on the award, the holder will recognize ordinary income equal to the fair market value of the portion of the restricted stock award no longer subject to the restrictions, less any amount of payment by the holder of such restricted stock award. The Company will be entitled to an income tax deduction in the same amount at the time the holder is required to recognize income.

NEW PLAN BENEFITS

     As of April 14, 1997, virtually no options were available for grant under the Plan. Other than options for 200,000 shares of Common Stock previously granted (subject to shareholder approval of the Amended and Restated Plan) to Daniel J. Kohl, who became President and Chief Executive Officer of the Company on March 11, 1997 and a director on April 9, 1997, the Company has no specific plans to grant options or stock awards pursuant to the Amended and Restated Plan in any amounts to any particular person or group of persons. The Company expects, however, that the Compensation Committee of the Board will identify and select key employees from time to time, including in the near future, to receive grants under the Amended and Restated Plan that will be made possible as a result of the shareholders' approval being sought at the Special Meeting.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

     Shareholder approval of the Amended and Restated Plan is required under the IRC and the terms of the Plan because the proposal would increase the maximum aggregate number of shares of Common Stock for which ISOs may be granted under the Plan. The affirmative vote of holders of a majority of the shares of the Common Stock of the Company represented and voted at the Special Meeting, assuming the presence of a quorum, is required to approve the Amended and Restated Plan.

     The Board, which unanimously approved the Amended and Restated Plan, recommends a vote "FOR" approval of the Amended and Restated Plan by all of the Company's shareholders who are entitled to vote.


           VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The following table sets forth information concerning the beneficial ownership of Common Stock, which is the only class of voting stock of the Company, on April 1, 1997, by (i) each person known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director of the Company and each person who, for the Company's last fiscal year, was a designated highly compensated executive officer, and (iii) all current directors and executive officers of the Company as a group. Unless otherwise indicated below, the persons named below had sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them.

                                                                        Shares Beneficially
Name of Beneficial Owner                                                       Owned          Percent<F1>
------------------------                                                       -----          ----------
Welsh, Carson, Anderson & Stowe, VI, L.P.<F2>                                 4,651,614         45.3%
George D. Shaunnessy<F3><F11>                                                   182,613         1.7%
Peter J. Bibb<F4>                                                                90,356         *
Harold W. Small<F4>                                                              99,690         *
Thomas F. Luthringer<F5>                                                        101,790         *
J. Paul Gordon<F6><F11>                                                         117,000         1.1%
James E. Dalton<F7>                                                               6,668         *
Howard R. Deutsch<F7>                                                            12,918         *
James B. Hoover<F8>                                                           5,128,848         49.9%
Andrew M. Paul<F9>                                                            5,123,211         49.8%
R. Dale Ross<F7>                                                                  8,755         *
Daniel J. Kohl <F12>                                                              5,000         *
All Current Directors and Executive Officers as a Group                       5,473,572         51.8%
(11 persons) <F10>

___________________

    *     Denotes less than 1%.

<F1>  The percentages shown are based on 10,276,781 shares of the Common
      Stock outstanding on April 1, 1997 plus, as to each person and group listed, the number of shares of Common Stock deemed owned by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), assuming the exercise of options held by such holder that are exercisable within 60 days of April 1, 1997 ("presently exercisable options").
<F2>  Does not include an aggregate of 134,485 shares owned individually by the general partners of the general partner of Welsh, Carson, Anderson & Stowe, V.I., L.P. ("Welsh Carson"). Each general partner of Welsh Carson may be deemed to beneficially own all the shares owned by Welsh Carson. It also does not include an aggregate of 609,515 shares held by other affiliates of Welsh Carson. The address of Welsh Carson is 320 Park Avenue, Suite 2500, New York, New York 10022.
<F3>  Includes 170,713 shares of Common Stock subject to presently exercisable stock options.
<F4>  Includes 85,357 shares of Common Stock subject to presently exercisable stock options.
<F5>  Includes 83,357 shares of Common Stock subject to presently exercisable stock options.
<F6>  Includes 17,000 shares of Common Stock subject to presently exercisable stock options. The number of shares directly owned by Mr. Gordon is assumed to be the same as his ownership at October 1, 1996.
<F7>  Includes 6,668 shares of Common Stock subject to presently exercisable stock options.
<F8>  The number of shares beneficially owned consists of 23,184 shares held directly by Mr. Hoover, 4,651,614 shares held by Welsh Carson and 454,050 shares held by an affiliate of Welsh Carson. Mr. Hoover is a general partner of the general partner of Welsh Carson and an affiliate of Welsh Carson and, as such, shares voting and investment power with respect to the shares owned by such entities. Does not include 155,465 shares held by an affiliate of Welsh Carson.
<F9>  The number of shares beneficially owned consists of 17,547 shares held directly by Mr. Paul, 4,651,614 shares held by Welsh Carson and 454,050 shares held by an affiliate of Welsh Carson. Mr. Paul is a general partner of the general partner of Welsh Carson and an affiliate of Welsh Carson and, as such, shares voting and investment power with respect to the shares owned by such entities. Does not include 155,465 shares held by an affiliate of Welsh Carson.
<F10> Includes 274,075 shares of Common Stock subject to presently exercisable stock options and 5,105,664 shares deemed beneficially owned by Messrs. Hoover and Paul as general partners of the general partner of Welsh Carson and an affiliate of Welsh Carson.
<F11> The person is no longer an executive officer of the Company.
<F12> Mr. Kohl became President and Chief Executive Officer on March 11,
      1997 and a director on April 9, 1997.







                               4

                          EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid or accrued by the Company for services rendered during the fiscal year ended June 30, 1996, to or for the Company's chief executive officer and each of the Company's other four most highly compensated executive officers (the "Named Executive Officers") with respect to the positions they held during that fiscal year. Since the end of its last fiscal year, the Company has elected a new President and Chief Executive Officer and a new Chief Financial Officer.

                                                           SUMMARY COMPENSATION TABLE

                                                            Annual Compensation             Long Term
                                                                                          Compensation
                                                                                          ------------
                                                                                           Securities
                                          Fiscal                Other Annual                Underlying        All Other
Name and Principal Position               Year     Salary       Compensation     Bonus     Options/SARs     Compensation
---------------------------               ------   ------       ------------     -----     -------------    ------------
George D. Shaunnessy,                      1996   $250,011      $      0       $     0        417,243         $6,644 <F1>
 President and Chief Executive Officer*    1995    210,000             0        69,996              0          1,466

Peter J. Bibb,                             1996    190,009             0              0       208,622         $6,566 <F1>
 Vice President and Chief Financial        1995    160,006             0         53,330             0          1,847
 Officer

Harold W. Small,                           1996    165,006      $ 47,678(2)           0       208,621          7,050 <F1><F4>
 Vice President and Chief Operating        1995    130,005                       43,331             0          1,027
 Officer

Thomas F. Luthringer,                      1996    155,008             0              0       198,621          6,131 <F1><F4>
Vice President - Corporate                 1995    130,005             0         43,331             0            616
 Development

J. Paul Gordon,                            1996    157,729             0              0        45,000           3,852 <F1><F4>
 Vice President - Strategic                1995     13,270 (3)         0              0             0            616
 Development*
________________________________
 *   No longer an executive officer of the Company.

<F1>  Includes premiums paid for each Named Executive Officer under the
      Company's life insurance program.
<F2>  Represents relocation expenses paid by the Company.
<F3>  Mr. Gordon's employment by the Company commenced on May 31, 1995, upon the Company's acquisition of Home Care Affiliates, Inc.
<F4>  Includes $2,475, $2,415, and $3,823 paid by the Company as 401(k)
      matching contributions for Mr. Small, Mr. Luthringer, and Mr. Gordon, respectively.

                          OPTION GRANTS IN LAST FISCAL YEAR


                                    No. of         % of Total                                       Potential Realizable
                                  Securities      Options/SARs                                        Value at Assumed
                                  Underlying      Granted to                                     Annual Rates of Stock Price
                                 Option/SARs      Employees in    Exercise or    Expiration              Appreciation
                                 Granted <F1>     Fiscal Year     Base Price       Date            for Option Terms <F2>
                                 ------------     ------------    ------------   ----------      --------------------------
                                                                                                    5%              10%
                                                                                                 -------          -------
George D. Shaunnessy* ...           90,000            21.00%        $13.00       01/24/2006     $735,807       $1,864,679
Peter J. Bibb ...........           45,000            10.50%         13.00       01/24/2006      367,903          932,339
Harold W. Small .........           45,000            10.50%         13.00       01/24/2006      367,903          932,339
Thomas F. Luthringer ....           35,000             8.17%         13.00       01/24/2006      286,147          725,153
J. Paul Gordon* .........            5,000             1.17%         13.00       01/24/2006       40,878          103,593

_____________________________
 *   No longer an executive officer of the Company.

<F1>  Beginning one year from date of grant, options vest in 20%
      increments on anniversary of date of grant.
<F2>  Based on assumed rates of stock price appreciations, as required by the Commission.

                                                          Fiscal Year-End Option Values

                                         No. of Securities Underlying                 Value of Unexercised
                                             Unexercised Options at                    In-the-Money Options
                                               Fiscal Year End                       At Fiscal Year End<F1>
                                       -------------------------------          --------------------------------
                                       Exercisable       Unexercisable          Exercisable        Unexercisable
                                       -----------       -------------          -----------        -------------
George D. Shaunnessy* . . . . . . .       98,173            319,070             $1,670,794           $4,595,659
Peter J. Bibb . . . . . . . . . . .       49,087            159,535                835,405            2,297,830
Harold W. Small . . . . . . . . . .       49,086            159,535                835,389            2,297,830
Thomas F. Luthringer  . . . . . . .       49,086            149,535                835,389            2,236,530
J. Paul Gordon* . . . . . . . . . .        8,000             37,000                121,040              514,810
__________________________
 *   No longer an executive officer of the Company.

<F1>  As required by the rules of the Securities and Exchange Commission, the value of unexercised in-the-money options is calculated based on the closing sale price of the Company's Common Stock on The Nasdaq Stock Market ("NASDAQ") as of the last business day of its fiscal year, June 28, 1996, which was $19 1/8 per share. The sales prices of the Company's Common Stock on NASDAQ has declined since that date, and on April 14, 1997, the closing sale price was $4.00.

COMPENSATION OF DIRECTORS

     The Company pays its outside directors a quarterly fee of $2,000 and a fee of $1,000 for each Board or committee meeting attended, except that no fee is paid for attendance at a committee meeting held on the same date and in the same location as a Board meeting. The Company reimburses all directors for their travel and other expenses incurred in connection with attending Board or committee meetings and also reimburses its outside directors for actual expenses otherwise incurred in performing their duties.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement, effective
March 11, 1997, with Daniel J. Kohl as President and Chief
Executive Officer of the Company. The agreement with Mr. Kohl provides for a term ending March 11, 2000, and is automatically extended thereafter for successive one-year terms unless the Company or Mr. Kohl gives at least thirty days' prior notice of an election not to extend the employment term beyond March 11, 2000, or on any subsequent March 11. The agreement provides for a base salary of $230,000 per year, subject to adjustment by the Board of Directors, an annual bonus as determined by the Company's Board of Directors, and Company benefits of the type generally provided to key executives. While the Company or Mr.
Kohl may terminate his agreement at any time during the term, if the Company terminates the agreement other than for cause, death or disability, or if Mr. Kohl terminates the agreement because of a breach of the Agreement by the Company or because of the relocation of the principal executive offices of the Company, the Company must pay severance based on the officer's base salary under the agreement for the twelve months following the day of termination and a pro rata amount of any performance bonus to which Mr. Kohl would otherwise be entitled for the fiscal year in which such termination occurs. The agreement contains fairly customary proscriptions against misuse of confidential Company information, competition with the Company and solicitation of employees of the Company.


     The Company entered into amended and restated employment agreements with Messrs. Shaunnessy, Bibb, Small, and Luthringer as of January 1, 1996. The Company also entered into an amended and restated employment agreement with Mr. Gordon as of May 31, 1995. The respective employment agreements with Mr. Gordon and Mr. Shaunnessy are now terminated.


     The agreements with Messrs. Bibb, Small, and Luthringer provide for a term ending June 30, 1999, and are automatically extended thereafter for successive one-year terms unless the Company or the officer gives at least thirty days' prior notice of an election not to extend the employment term beyond June 30, 1999, or on any subsequent June 30. The agreements provide for a base salary of $190,000, 165,000, and $155,000, per year, subject to adjustment by the Board of Directors, for Messrs. Bibb, Small, and Luthringer, respectively, an annual bonus as determined by the Company's Board of Directors, and Company benefits of the type generally provided to key executives. While the Company or

the officer may terminate his agreement at any time during the term, if the Company terminates the agreement other than for cause, death or disability, in the case of Messrs. Bibb, Small or Luthringer, the Company must pay severance based on the officer's base salary under the agreement for the twelve months following the day of termination and a pro rata amount of any performance bonus to which the officer would otherwise be entitled for the fiscal year in which such termination occurs. The agreements contain fairly customary proscriptions against misuse of confidential Company information, competition with the Company and solicitation of employees of the Company.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. James B. Hoover, James E. Dalton, and Howard R.
Deutsch served as members of the Company's Compensation Committee during the 1996 fiscal year. While Mr. Hoover is Chairman of the Board, none is an officer or former officer of the Company.


         SHAREHOLDERS' PROPOSALS FOR 1997 ANNUAL MEETING

     Any shareholder who wishes to present a proposal appropriate for consideration at the Company's 1997 Annual Meeting of Shareholders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy
Statement no later than July 1, 1997, in order for the proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.



                          OTHER MATTERS

     All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the materials enclosed herewith and soliciting proxies will be paid by the Company. It is estimated that such costs will be nominal. The Company may reimburse banks, brokerage firms and other custodians, nominees, and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of stock. The solicitation of proxies will be conducted primarily by mail but may include telephone, telegraph, or oral communications by directors, officers, or regular employees of the Company, acting without special compensation.

     The Board of Directors is aware of no other matters, except for those incidental to the conduct of the Special Meeting, that are to be presented to shareholders for formal action at the Special Meeting. If, however, any other matters properly come before the Special Meeting or any postponement, adjournment, or adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

     Shareholders are urged to fill in, date, and sign the accompanying form of proxy and return it to the Company as soon as possible.


                               BY ORDER OF THE BOARD OF DIRECTORS,

                               Peter J. Bibb
                               SECRETARY
                HOUSECALL MEDICAL RESOURCES, INC.
            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MAY 1, 1997
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned, having received notice of the Special
Meeting of Shareholders and revoking all prior proxies, hereby appoints Daniel J. Kohl and Fred C. Follmer , and each of them, attorneys or attorney of the undersigned, with full power of substitution in each of them, for and in the name of the undersigned, to attend the Special Meeting of Shareholders of Housecall Medical Resources, Inc. (the "Company") to be held
Thursday, May 1, 1997, at 1:00 P.M., Eastern Time, and any postponement or adjournment thereof, and to vote and act upon, with all powers the undersigned would possess, if personally present:

   1.   APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 1996 STOCK
        OPTION AND RESTRICTED STOCK PURCHASE PLAN (THE "1996
        PLAN")
        To approve an amendment and restatement of the 1996 Plan to increase the number of shares of Common Stock, from 500,000 to 1,300,000, that may be issued pursuant to the 1996 Plan.


        / /   FOR APPROVAL
        / /   AGAINST APPROVAL
        / /   ABSTAIN FROM VOTE

   2.   TO VOTE, IN THE PROXIES' DISCRETION, UPON SUCH OTHER
        BUSINESS AS MAY PROPERLY COME BEFORE THE
        MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

        / / AUTHORITY GRANTED          / /     AUTHORITY WITHHELD


     The shares represented by this proxy will be voted as directed by the undersigned and as indicated herein. IF NO
DIRECTION IS GIVEN WITH RESPECT TO APPROVAL OF THE AMENDMENT AND
RESTATEMENT OF THE 1996 PLAN OR THE DISCRETIONARY AUTHORITY OF
THE PROXIES TO VOTE UPON OTHER PROPER BUSINESS, THIS PROXY WILL
BE VOTED FOR SUCH APPROVAL, AND THE PROXIES, IN THEIR DISCRETION,
WILL VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     Attendance of the undersigned at the meeting or at any postponement or adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to vote such shares in person.

                                   Dated:  ________________, 1997
                                   BE SURE TO DATE THE PROXY



                                   __________________________________
                                   Signature


                                   IF SHARES ARE HELD BY MORE
                                   THAN ONE OWNER, EACH MUST
                                   SIGN, EXECUTORS,
                                   ADMINISTRATORS, TRUSTEES,
                                   GUARDIANS, AND OTHER SIGNING
                                   IN A REPRESENTATIVE CAPACITY
                                   SHOULD GIVE THEIR FULL TITLES.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
          PLEASE SIGN ABOVE AND RETURN IN THE ENCLOSED



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